Exhibit 99(b)

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                       CONSOLIDATED STATEMENTS OF NET LOSS
 FOR THE THREE MONTHS AND SIX MONTHS ENDED OCTOBER 30, 2005 AND OCTOBER 31, 2004
                                   (UNAUDITED)
                (Amounts in Thousands, Except for Per Share Data)


                                                                                  THREE MONTHS ENDED
                                                         ------------------------------------------------------------------------

                                                                  Amounts                                 Percent of Sales
                                                         --------------------------                  ----------------------------
                                                         October 30,   October 31,     % Over        October 30,    October 31,
                                                            2005          2004         (Under)          2005           2004
                                                         ------------  ------------  ------------    -------------  -------------
Net sales                                             $       67,006        75,406       (11.1)%           100.0 %       100.0 %
Cost of sales                                                 61,455        65,839        (6.7)%            91.7 %        87.3 %
                                                         ------------  ------------  ------------    -------------  -------------
        Gross profit                                           5,551         9,567       (42.0)%             8.3 %        12.7 %

Selling, general and
  administrative expenses                                      6,526         8,838       (26.2)%             9.7 %        11.7 %
Goodwill impairment                                                0         5,126      (100.0)%             0.0 %         6.8 %
Restructuring expense                                          4,412         1,292       241.5 %             6.6 %         1.7 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss from operations                                  (5,387)       (5,689)        5.3 %            (8.0)%        (7.5)%

Interest expense                                                 942           937         0.5 %             1.4 %         1.2 %
Interest income                                                  (19)          (29)      (34.5)%            (0.0)%        (0.0)%
Other expense                                                    214           173        23.7 %             0.3 %         0.2 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss before income taxes                              (6,524)       (6,770)        3.6 %            (9.7)%        (9.0)%

Income taxes*                                                 (2,372)       (2,577)       (8.0)%            36.4 %        38.1 %
                                                         ------------  ------------            --    -------------  -------------
                                                                                     ----------
        Net loss                                      $       (4,152)       (4,193)        1.0 %            (6.2)%        (5.6)%
                                                         ============  ============  ============    =============  =============

Net loss per share-basic                                      ($0.36)       ($0.36)        0.0 %
Net loss per share-diluted                                    ($0.36)       ($0.36)        0.0 %
Net income (loss) per share, diluted, excluding restructuring ($0.03)        $0.04      (175.0)%
  and related charges and goodwill impairment (see proforma
  statement on page 6)
Average shares outstanding-basic                              11,559        11,549         0.1 %
Average shares outstanding-diluted                            11,559        11,549         0.1 %



                                                                                   SIX MONTHS ENDED
                                                         ----------------------------------------------------------------------

                                                                  Amounts                                 Percent of Sales
                                                         --------------------------                  ----------------------------
                                                         October 30,   October 31,     % Over        October 30,    October 31,
                                                            2005          2004         (Under)          2005           2004
                                                         ------------  ------------  ------------    -------------  -------------

Net sales                                             $      129,348       143,255        (9.7)%           100.0 %       100.0 %
Cost of sales                                                117,240       125,013        (6.2)%            90.6 %        87.3 %
                                                         ------------  ------------  ------------    -------------  -------------
        Gross profit                                          12,108        18,242       (33.6)%             9.4 %        12.7 %

Selling, general and
  administrative expenses                                     16,382        18,118        (9.6)%            12.7 %        12.6 %
Goodwill impairment                                                0         5,126      (100.0)%             0.0 %         3.6 %
Restructuring expense                                          6,238         1,154       440.6 %             4.8 %         0.8 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss from operations                                 (10,512)       (6,156)      (70.8)%            (8.1)%        (4.3)%

Interest expense                                               1,892         1,877         0.8 %             1.5 %         1.3 %
Interest income                                                  (35)          (56)      (37.5)%            (0.0)%        (0.0)%
Other expense                                                    347           387       (10.3)%             0.3 %         0.3 %
                                                         ------------  ------------  ------------    -------------  -------------
        Loss before income taxes                             (12,716)       (8,364)      (52.0)%            (9.8)%        (5.8)%

Income taxes*                                                 (4,623)       (3,119)       48.2 %            36.4 %        37.3 %
                                                         ------------  ------------  ------------    -------------  -------------
        Net loss                                      $       (8,093)       (5,245)      (54.3)%            (6.3)%        (3.7)%
                                                         ============  ============  ============    =============  =============

Net loss per share-basic                                      ($0.70)       ($0.45)       55.6 %
Net loss per share-diluted                                    ($0.70)       ($0.45)       55.6 %
Net loss per share, diluted, excluding restructuring          ($0.08)       ($0.05)       60.0 %
  and related charges and goodwill impairment (see proforma
  statement on page 7)
Average shares outstanding-basic                              11,555        11,548         0.1 %
Average shares outstanding-diluted                            11,555        11,548         0.1 %

 * Percent of sales column for income taxes is calculated as a % of loss before income taxes.


                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
               OCTOBER 30, 2005, OCTOBER 31, 2004 AND MAY 1, 2005
                                    Unaudited
                             (Amounts in Thousands)


                                                            Amounts                            Increase
                                              ------------------------------------            (Decrease)
                                                 October 30,        October 31,    -------------------------------   * May 1,
                                                     2005               2004          Dollars         Percent          2005
                                              -------------------  --------------- ---------------    ------------  -----------
Current assets
       Cash and cash equivalents            $             12,883           16,505          (3,622)       (21.9)%         5,107
       Accounts receivable                                26,919           26,590             329          1.2 %        28,824
       Inventories                                        43,449           48,528          (5,079)       (10.5)%        50,499
       Deferred income taxes                               7,054            4,980           2,074         41.6 %         7,054
       Other current assets                                1,846            3,100          (1,254)       (40.5)%         2,691
                                              -------------------  --------------- ---------------    ------------  -----------
                  Total current assets                    92,151           99,703          (7,552)        (7.6)%        94,175

Property, plant & equipment, net                          54,212           76,062         (21,850)       (28.7)%        66,032
Goodwill                                                   4,114            4,114               0          0.0 %         4,114
Deferred income taxes                                     14,541              834          13,707        100.0 %        10,086
Other assets                                               1,521            1,327             194         14.6 %         1,716
                                              -------------------  --------------- ---------------    ------------  -----------

                  Total assets              $            166,539          182,040         (15,501)        (8.5)%       176,123
                                              ===================  =============== ===============    ============  ===========



Current liabilities
       Current maturities of long-term debt $              8,346              594           7,752      1,305.1 %         8,110
       Accounts payable                                   16,613           15,192           1,421          9.4 %        22,852
       Accrued expenses                                   10,669           11,962          (1,293)       (10.8)%         9,556
       Accrued restructuring                               5,486            5,458              28          0.5 %         5,850
       Income taxes payable                                1,023                0           1,023       (100.0)%         1,544
                                              -------------------  --------------- ---------------    ------------  -----------
                  Total current liabilities               42,137           33,206           8,931         26.9 %        47,912

Long-term debt , less current maturities                  46,584           50,569          (3,985)        (7.9)%        42,440
                                              -------------------  --------------- ---------------    ------------  -----------

                  Total liabilities                       88,721           83,775           4,946          5.9 %        90,352

Shareholders' equity                                      77,818           98,265         (20,447)       (20.8)%        85,771
                                              -------------------  --------------- ---------------    ------------  -----------

                  Total liabilities and
                  shareholders' equity      $            166,539          182,040         (15,501)        (8.5)%       176,123
                                              ===================  =============== ===============    ============  ===========

Shares outstanding                                        11,559           11,550               9          0.1 %        11,551
                                              ===================  =============== ===============    ============  ===========


     *    Derived from audited financial statements


                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
         FOR THE SIX MONTHS ENDED OCTOBER 30, 2005 AND OCTOBER 31, 2004
                                    Unaudited
                             (Amounts in Thousands)


                                                                                              SIX MONTHS ENDED
                                                                                       --------------------------------

                                                                                                   Amounts
                                                                                       --------------------------------
                                                                                        October 30,       October 31,
                                                                                            2005             2004
                                                                                       ---------------   --------------
Cash flows from operating activities:
     Net loss                                                                       $          (8,093)          (5,245)
     Adjustments to reconcile net loss to net cash
         provided by operating activities:
             Depreciation                                                                       9,836            6,900
             Amortization of other assets                                                          51               70
             Stock-based compensation                                                             104              104
             Goodwill impairment                                                                    0            5,126
             Deferred income taxes                                                             (4,455)            (696)
             Restructuring expense                                                              6,238            1,154
             Changes in assets and liabilities:
                Accounts receivable                                                             1,905            4,129
                Inventories                                                                     7,050              517
                Other current assets                                                              845           (1,466)
                Other assets                                                                      149              153
                Accounts payable                                                               (5,623)           1,228
                Accrued expenses                                                                1,113           (1,066)
                Accrued restructuring                                                          (3,510)            (440)
                Income taxes payable                                                             (521)          (1,850)
                                                                                       ---------------   --------------
                    Net cash provided by operating activities                                   5,089            8,618
                                                                                       ---------------   --------------

Cash flows from investing activities:
     Capital expenditures                                                                      (4,875)          (5,556)
     Proceeds from the sale of buildings and equipment                                          3,950                0
                                                                                       ---------------   --------------
                    Net cash used in investing activities                                        (925)          (5,556)
                                                                                       ---------------   --------------

Cash flows from financing activities:
     Payments on vendor-financed capital expenditures                                            (799)          (1,273)
     Proceeds from issuance of long-term debt                                                   4,380              133
     Proceeds from common stock issued                                                             31               15
                                                                                       ---------------   --------------
                    Net cash provided by (used in) financing activities                         3,612           (1,125)
                                                                                       ---------------   --------------

Increase in cash and cash equivalents                                                           7,776            1,937

Cash and cash equivalents at beginning of period                                                5,107           14,568
                                                                                       ---------------   --------------

Cash and cash equivalents at end of period                                          $          12,883           16,505
                                                                                       ===============   ==============


Free Cash Flow (1)                                                                  $           3,365            1,789
                                                                                       ===============   ==============


-----------------------------------------------------------------------------------------------------------------------

(1)  Free Cash Flow reconciliation is as follows:                                             2nd Qtr          2nd Qtr
                                                                                              FY 2006          FY 2005
                                                                                    -----------------------------------
A)   Net cash provided by operating activities                                      $           5,089            8,618
B)   Minus:  Capital Expenditures                                                              (4,875)          (5,556)
C)   Add:  Proceeds from the sale of buildings and equipment                                    3,950                0
D)   Minus:  Payments on vendor-financed capital expenditures                                    (799)          (1,273)
                                                                                       ---------------   --------------
                                                                                    $           3,365            1,789
                                                                                       ===============   ==============

-----------------------------------------------------------------------------------------------------------------------


                    CULP, INC. FINANCIAL INFORMATION RELEASE
       SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT/DIVISION
        FOR THE THREE MONTHS ENDED OCTOBER 30, 2005 AND OCTOBER 31, 2004


                             (Amounts in thousands)

                                                                        THREE MONTHS ENDED (UNAUDITED)
                                                   -------------------------------------------------------------------------

                                                            Amounts                              Percent of Total Sales
                                                   ---------------------------                ------------------------------
                                                   October 30,     October 31,     % Over     October 30,     October 31,
Net Sales by Segment                                   2005           2004         (Under)       2005            2004
------------------------------------------------   -------------   -----------    ----------  -------------   --------------
Mattress Fabrics                                  $      23,990        26,886      (10.8)%          35.8 %          35.7 %
Upholstery Fabrics                                       43,016        48,520      (11.3)%          64.2 %          64.3 %
                                                   -------------   -----------    ----------  -------------   --------------

     Net Sales                                    $      67,006        75,406      (11.1)%         100.0 %         100.0 %
                                                   =============   ===========    ==========  =============   ==============


Gross Profit by Segment                                                                           Gross Profit Margin
------------------------------------------------                                              ------------------------------

Mattress Fabrics                                  $       3,302         4,461      (26.0)%          13.8 %          16.6 %
Upholstery Fabrics                                        4,000         6,230      (35.8)%           9.3 %          12.8 %
                                                   -------------   -----------    ----------  -------------   --------------
     Subtotal                                             7,302        10,691      (31.7)%          10.9 %          14.2 %

Restructuring related charges                            (1,751)(1)    (1,124) (2) (55.8)%          (2.6)%          (1.5)%
                                                   -------------   -----------    ----------  -------------   --------------

     Gross Profit                                 $       5,551         9,567      (42.0)%           8.3 %          12.7 %
                                                   =============   ===========    ==========  =============   ==============


Sales, General and Administrative expenses  by Segment                                               Percent of Sales
------------------------------------------------------                                        ------------------------------

Mattress Fabrics                                  $       1,636         1,784       (8.3)%           6.8 %           6.6 %
Upholstery Fabrics                                        4,069         6,016      (32.4)%           9.5 %          12.4 %
Unallocated Corporate expenses                              821         1,038      (20.9)%           1.2 %           1.4 %
                                                   -------------   -----------    ----------  -------------   --------------

    Selling, General and Administrative expenses  $       6,526         8,838      (26.2)            9.7 %          11.7 %
                                                   =============   ===========    =======     =============   ==============


Operating Income (loss)  by Segment                                                           Operating Income (Loss) Margin
------------------------------------------------                                              ------------------------------

Mattress Fabrics                                  $       1,666         2,676      (37.7)%           6.9 %          10.0 %
Upholstery Fabrics                                          (69)          216     (131.9)%          (0.2)%           0.4 %
Unallocated corporate expenses                             (821)       (1,039)      21.0 %          (1.2)%          (1.4)%
                                                   -------------   -----------    ----------  -------------   --------------
        Subtotal                                            776         1,853      (58.1)%           1.2 %           2.5 %

Goodwill impairment                                           0        (5,126) (3)(100.0)%           0.0 %          (6.8)%
Restructuring and related charges                        (6,163)(1)    (2,416) (2)(155.1)%          (9.2)%          (3.2)%
                                                   -------------   -----------    ----------  -------------   --------------

     Operating loss                               $      (5,387)       (5,689)       5.3 %          (8.0)%          (7.5)%
                                                   =============   ===========    ==========  =============   ==============


Depreciation by Segment
------------------------------------------------

Mattress Fabrics                                  $         893           915       (2.4)%
Upholstery Fabrics                                        1,417         2,408      (41.2)%
                                                   -------------   -----------    ----------
        Subtotal                                          2,310         3,323      (30.5)%
Accelerated Depreciation                                  1,355           215      530.2 %
                                                   -------------   -----------    ----------
Total Depreciation                                $       3,665         3,538        3.6 %
                                                   =============   ===========    ==========


(1) The $1.8 million represents restructuring related charges of $1.3 million of accelerated depreciation associated with the closing of the company's facility in Shelby, NC and consolidating the chenille yarn operations into the Lincolnton, NC facility, $331,000 for inventory markdowns, $104,000 for accelerated depreciation associated with the closing of the company's finishing facility located in Burlington, NC, and $65,000 for termination benefit expenses. The $6.2 million represents restructuring and related charges of $2.1 million for write-downs of buildings and equipment, $1.6 million for accrued termination benefits, $1.3 million of accelerated depreciation associated with the closing of the company's facility in Shelby, NC and consolidating the chenille yarn operations into the Lincolnton, NC facility, $395,000 for asset movement costs, $331,000 for inventory markdowns, $328,000 for lease termination costs, and $104,000 for accelerated depreciation associated with the closing of the company's finishing facility located in Burlington, NC.
(2) The $1.1 million represents restructuring related charges of $910,000 and $215,000 for inventory markdowns and accelerated deprecation associated with the closing of the company's facility in Pageland, SC and consolidating those operations into the Graham, NC facility. The $2.4 million represents restructuring and related charges of $1.0 million for accrued termination benefits, $910,000 for inventory markdowns, $278,000 for write-downs of buildings and equipment, and $215,000 for accelerated depreciation associated with the closing of the company's facility in Pageland, SC and consolidating those operations into the Graham, NC facility.
(3) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division within the upholstery fabrics segment.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
       SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT/DIVISION
         FOR THE SIX MONTHS ENDED OCTOBER 30, 2005 AND OCTOBER 31, 2004

                             (Amounts in thousands)


                                                                          SIX MONTHS ENDED (UNAUDITED)
                                                    ------------------------------------------------------------------------

                                                              Amounts                             Percent of Total Sales
                                                    ---------------------------                -----------------------------
                                                     October 30,    October 31,      % Over    October 30,     October 31,
Net Sales by Segment                                        2005          2004      (Under)           2005            2004
--------------------------------------------------  -------------   -----------    ----------  -------------   -------------
Mattress Fabrics                                   $      46,905        52,839        (11.2)%         36.3 %          36.9 %
Upholstery Fabrics                                        82,443        90,416         (8.8)%         63.7 %          63.1 %
                                                    -------------   -----------    ----------  -------------   -------------

     Net Sales                                     $     129,348       143,255         (9.7)%        100.0 %         100.0 %
                                                    =============   ===========    ==========  =============   =============


Gross Profit by Segment                                                                              Gross Profit Margin
--------------------------------------------------                                             ------------------------------

Mattress Fabrics                                   $       6,397         9,255        (30.9)%         13.6 %          17.5 %
Upholstery Fabrics                                         7,957        10,186        (21.9)%          9.7 %          11.3 %
                                                    -------------   -----------    ----------  -------------   -------------
     Subtotal                                             14,354        19,441        (26.2)%         11.1 %          13.6 %

Restructuring related charges                             (2,246)(1)    (1,199) (4)   (87.3)%         (1.7)%          (0.8)%
                                                    -------------   -----------    ----------  -------------   -------------

     Gross Profit                                  $      12,108        18,242        (33.6)%          9.4 %          12.7 %
                                                    =============   ===========    ==========  =============   =============


Sales, General and Administrative expenses  by Segment                                                Percent of Sales
-----------------------------------------------------------------                              -----------------------------

Mattress Fabrics                                   $       3,373         3,679         (8.3)%          7.2 %           7.0 %
Upholstery Fabrics                                         8,404        12,589        (33.2)%         10.2 %          13.9 %
Unallocated Corporate expenses                             1,583         1,850        (14.4)%          1.2 %           1.3 %
                                                    -------------   -----------    ----------  -------------   -------------
     Subtotal                                             13,360        18,118        (26.3)          10.3            12.6 %

Restructuring related charges                              3,022 (2)         0        100.0 %          2.3 %           0.0 %
                                                    -------------   -----------    ----------  -------------   -------------

    Selling, General and Administrative expenses   $      16,382        18,118         (9.6)          12.7 %          12.6 %
                                                    =============   ===========    ==========  =============   =============


Operating Income (loss)  by Segment                                                            Operating Income (Loss) Margin
--------------------------------------------------                                             ------------------------------

Mattress Fabrics                                   $       3,024         5,575        (45.8)%          6.4 %          10.6 %
Upholstery Fabrics                                          (448)       (2,403)        81.4 %         (0.5)%          (2.7)%
Unallocated corporate expenses                            (1,582)       (1,849)        14.4 %         (1.2)%          (1.3)%
                                                    -------------   -----------    ----------  -------------   -------------
        Subtotal                                             994         1,323        (24.9)%          0.8 %           0.9 %

Goodwill impairment                                            0        (5,126) (5)  (100.0)%          0.0 %          (3.6)%
Restructuring and related charges                        (11,506)(3)    (2,353) (4)  (389.0)%         (8.9)%          (1.6)%
                                                    -------------   -----------    ----------  -------------   -------------

     Operating loss                                $     (10,512)       (6,156)       (70.8)%         (8.1)%          (4.3)%
                                                    =============   ===========    ==========  =============   =============


Depreciation by Segment
--------------------------------------------------

Mattress Fabrics                                   $       1,749         1,831         (4.5)%
Upholstery Fabrics                                         3,216         4,854        (33.7)%
                                                    -------------   -----------    ----------
     Subtotal                                              4,965         6,685        (25.7)%
Accelerated Depreciation                                   4,871           215      2,165.6 %
                                                    -------------   -----------    ----------
Total Depreciation                                 $       9,836         6,900         42.6 %
                                                    =============   ===========    ==========


(1) The $2.3 million represents restructuring related charges of $1.3 million of accelerated depreciation associated with the closing of the company's facility in Shelby, NC and consolidating the chenille yarn operations into the Lincolnton, NC facility, $495,000 for accelerated depreciation on equipment associated with the consolidation of the Burlington, NC and Anderson, SC manufacturing facilities within the CVP division, $331,000 for inventory markdowns, $104,000 for accelerated depreciation associated with the closing of the company's finishing facility located in Burlington, NC, and $65,000 for termination benefit expenses.
(2) The $3.0 million represents accelerated depreciation associated with the design and distribution centers sold in June of 2005.
(3) The $11.5 million represents restructuring and related charges of $3.5 million for accelerated depreciation associated with the design and distribution centers sold in June of 2005 and equipment associated with the consolidation of the Burlington, NC and Anderson, SC manufacturing facilities within the CVP division, $2.9 million for write-downs of buildings and equipment, $1.6 million for asset movement costs, $1.5 million for termination benefits, $1.3 million for accelerated depreciation associated with the closing of the company's facility in Shelby, NC and consolidating the chenille yarn operations into the Lincolnton, NC facility, $378,000 for lease termination costs, $331,000 for inventory markdowns, $104,000 for accelerated depreciation associated with the closing of the company's finishing facility located in Burlington, NC.
(4) The $1.2 million represents restructuring related charges of $910,000 and $215,000 for inventory markdowns and accelerated depreciation associated with the closing of the company's facility in Pageland, SC and consolidating those operations into the Graham, NC facility, $75,000 for equipment dismantling charges related to the closing of the Lumberton, NC manufacturing facility. The $2.4 million represents restructuring and related charges of $910,000 for inventory markdowns, $876,000 for accrued termination benefits, $278,000 for write-downs of buildings and equipment, $215,000 for accelerated depreciation associated with the closing of the company's facility in Pageland, SC and consolidating those operations into the Graham, NC facility, and $75,000 for equipment dismantling charges related to the closing of the Lumberton, NC manufacturing facility.
(5) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division within the upholstery fabrics segment.

                                   CULP, INC.
                PROFORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS)
        FOR THE THREE MONTHS ENDED OCTOBER 30, 2005 AND OCTOBER 31, 2004
                (Amounts in Thousands, Except for Per Share Data)


                                                                     THREE MONTHS ENDED
                  ---------------------------------------------------------------------------------------------------------------
                                                    October 30, 2005                                    October 31, 2004
                  As Reported                        Proforma          As Reported                       Proforma        Proforma
                  October  % of   Adjust-  % of       Net of   % of    October  % of   Adjust- % of       Net of    % of  % Over
                  30, 2005 Sales   ments   Sales    Adjustments Sales  31, 2004 Sales   ments  Sales   Adjustments Sales (Under)
                  --------------- ---------------   ------------------ --------------- --------------  ----------------- --------
Net sales        $  67,006 100.0%       0               67,006 100.0%   75,406 100.0%       0             75,406  100.0%   -11.1%
Cost of sales       61,455  91.7%  (1,751) -2.6%(1)     59,704  89.1%   65,839  87.3%  (1,124)  -1.5%(3)  64,715   85.8%    -7.7%
                  --------------- ---------------   ------------------ --------------- --------------   ---------------- --------
 Gross profit        5,551   8.3%  (1,751) -2.6%         7,302  10.9%    9,567  12.7%  (1,124)  -1.5%     10,691   14.2%   -31.7%

Selling,
 general and
 administrative
 expenses            6,526   9.7%       0   0.0%         6,526   9.7%    8,838  11.7%       0    0.0%      8,838   11.7%   -26.2%
Goodwill
 impairment              0   0.0%       0   0.0%             0   0.0%    5,126   6.8%  (5,126)  -6.8%(4)       0    0.0%     0.0%
Restructuring
 expense             4,412   6.6%  (4,412) -6.6%(2)          0   0.0%    1,292   1.7%  (1,292)  -1.7%(5)       0    0.0%     0.0%
                  --------------- ---------------   ------------------ --------------- --------------   ---------------- --------
 Income  (loss)
  from
  operations        (5,387) -8.0%  (6,163) -9.2%           776   1.2%   (5,689) -7.5%  (7,542) -10.0%      1,853    2.5%   -58.1%

Interest
 expense               942   1.4%       0   0.0%           942   1.4%      937   1.2%       0    0.0%        937    1.2%     0.5%
Interest income        (19)  0.0%       0   0.0%           (19)  0.0%      (29)  0.0%       0    0.0%        (29)   0.0%   -34.5%
Other expense          214   0.3%       0   0.0%           214   0.3%      173   0.2%       0    0.0%        173    0.2%    23.7%
                  --------------- ---------------   ------------------ --------------- --------------   ---------------- --------
 Income (loss)
  before income
  taxes             (6,524) -9.7%  (6,163) -9.2%          (361) -0.5%   (6,770) -9.0%  (7,542) -10.0%        772    1.0%  -146.8%

Income taxes (6)    (2,372) 36.4%  (2,343) 38.0%           (29)  8.0%   (2,577) 38.1%  (2,844)  37.7%        267   34.6%  -110.9%
                  --------------- ---------------   ------------------ --------------- --------------   ---------------- --------
Net income
 (loss)          $  (4,152) -6.2%  (3,820) -5.7%          (332) -0.5%   (4,193) -5.6%  (4,698)  -6.2%        505    0.7%  -165.8%
                  =============== ===============   ================== =============== ==============   ================ ========

Net income (loss)
 per share-basic    ($0.36)        ($0.33)              ($0.03)         ($0.36)        ($0.41)             $0.04
Net income (loss)
 per share-diluted  ($0.36)        ($0.33)              ($0.03)         ($0.36)        ($0.41)             $0.04
Average shares
 outstanding-basic  11,559         11,559               11,559          11,549         11,549             11,549
Average shares
 outstanding
 -diluted           11,559         11,559               11,559          11,549         11,549             11,722


Notes:

(1) The $1.8 million represents restructuring related charges of $1.3 million of accelerated depreciation associated with the closing of the company's facility in Shelby, NC and consolidating the chenille yarn operations into the Lincolnton, NC facility, $331,000 for inventory markdowns, $104,000 for accelerated depreciation associated with the closing of the company's finishing facility located in Burlington, NC, and $65,000 for termination benefits.
(2) The $4.4 million represents restructuring charges of $2.1 million for write-downs of buildings and equipment, $1.5 million for accrued termination benefits, $395,000 for asset movement costs, and $328,000 for lease termination costs.
(3) The $1.1 million represents restructuring related charges of $910,000 and $215,000 for inventory markdowns and accelerated depreciation associated with the closing of the company's facility in Pageland, SC and consolidating those operations into the Graham, NC facility.
(4) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division within the upholstery fabrics segment.
(5) The $1.3 million represents restructuring charges of $1.0 million for accrued termination benefits and $278,000 for write-downs of buildings and equipment.
(6) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.

                                   CULP, INC.
                    PROFORMA CONSOLIDATED STATEMENTS OF LOSS
         FOR THE SIX MONTHS ENDED OCTOBER 30, 2005 AND OCTOBER 31, 2004
                (Amounts in Thousands, Except for Per Share Data)


                                                                   SIX MONTHS ENDED
                  ------------------------------------------------------------------------------------------------------------------
                                                    October 30, 2005                                     October 31, 2004
                  As Reported                        Proforma           As Reported                       Proforma          Proforma
                  October  % of   Adjust-  % of       Net of   % of    October 31, % of  Adjust- % of      Net of    % of   % Over
                  30, 2005 Sales   ments   Sales    Adjustments Sales      2004    Sales  ments  Sales    Adjustments Sales  (Under)
                  --------------- ---------------   ------------------ ----------------- --------------   ---------------- --------
Net sales        $129,348  100.0%         0            129,348  100.0%    143,255 100.0%       0           143,255  100.0%    -9.7%
Cost of sales     117,240   90.6%   (2,246) -1.7%(1)   114,994   88.9%    125,013  87.3%  (1,199) -0.8%(4) 123,814   86.4%    -7.1%
                  --------------- ---------------   ------------------ ----------------- --------------   ---------------- --------
 Gross profit      12,108    9.4%   (2,246) -1.7%       14,354   11.1%     18,242  12.7%  (1,199) -0.8%     19,441   13.6%   -26.2%

Selling,
 general and
 administrative
 expenses          16,382   12.7%   (3,022) -2.3%(2)    13,360   10.3%     18,118  12.6%       0   0.0%     18,118   12.6%   -26.3%
Goodwill
 impairment             0    0.0%        0   0.0%            0    0.0%      5,126   3.6%  (5,126) -3.6%(6)       0    0.0%     0.0%
Restructuring
 expense            6,238    4.8%   (6,238) -4.8%(3)         0    0.0%      1,154   0.8%  (1,154) -0.8%(5)       0    0.0%     0.0%
                  --------------- ---------------   ------------------ ----------------- --------------   ---------------- --------
 Income  (loss)
  from
  operations      (10,512)  -8.1%  (11,506) -8.9%          994    0.8%     (6,156) -4.3%  (7,479) -5.2%      1,323    0.9%   -24.9%

Interest
 expense            1,892    1.5%        0   0.0%        1,892    1.5%      1,877   1.3%       0   0.0%      1,877    1.3%     0.8%
Interest income       (35)   0.0%        0   0.0%          (35)   0.0%        (56)  0.0%       0   0.0%        (56)   0.0%   -37.5%
Other expense         347    0.3%        0   0.0%          347    0.3%        387   0.3%       0   0.0%        387    0.3%   -10.3%
                  --------------- ---------------   ------------------ ----------------- --------------   ---------------- --------
 Loss before
  income taxes    (12,716)  -9.8%  (11,506) -8.9%       (1,210)  -0.9%     (8,364) -5.8%  (7,479) -5.2%       (885)  -0.6%    36.7%

Income taxes
 (7)               (4,623)  36.4%   (4,373) 38.0%         (250)  20.7%     (3,119) 37.3%  (2,823) 37.7%       (296)  33.5%   -15.7%
                  --------------- ---------------   ------------------ ----------------- --------------   ---------------- --------
Net loss         $ (8,093)  -6.3%   (7,133) -5.5%         (960)  -0.7%     (5,245) -3.7%  (4,656) -3.3%       (589)  -0.4%    63.1%
                  =============== ===============   ================== ================= ==============   ================ ========

Net loss per
 share-basic       ($0.70)          ($0.62)             ($0.08)            ($0.45)        ($0.40)           ($0.05)
Net loss per
 share-diluted     ($0.70)          ($0.62)             ($0.08)            ($0.45)        ($0.40)           ($0.05)
Average shares
 outstanding-
 basic             11,555           11,555              11,555             11,548         11,548            11,548
Average shares
 outstanding-
 diluted           11,555           11,555              11,555             11,548         11,548            11,548


Notes:

(1) The $2.3 million represents restructuring related charges of $1.3 million of accelerated depreciation associated with the closing of the company's facility in Shelby, NC and consolidating the chenille yarn operations into the Lincolnton, NC facility, $495,000 for accelerated depreciation associated with the consolidation of the Burlington, NC and Anderson, SC manufacturing facilities within the CVP division, $331,000 for inventory markdowns, $104,000 for accelerated depreciation associated with the closing of the company's finishing facility located in Burlington, NC, and $65,000 for termination benefit expenses.
(2) The $3.0 million represents accelerated depreciation associated with the design and distribution centers sold in June of 2005.
(3) The $6.2 million represents restructuring expenses of $2.9 million for write- downs of buildings and equipment, $1.6 million for asset movement costs, $1.5 million for termination benefits, and $378,000 for lease termination costs.
(4) The $1.2 million represents restructuring related charges of $910,000 and $215,000 for inventory markdowns and accelerated depreciation associated with the closing of the company's facility in Pageland, SC and consolidating those operations into the Graham, NC facility, and $75,000 for equipment dismantling charges related to the closing of the Lumberton, NC manufacturing facility.
(5) The $1.2 million represents restructuring expenses of $876,000 for accrued termination benefits and $278,000 for write-downs of buildings and equipment.
(6) The $5.1 million represents a goodwill impairment charge related to the Culp Decorative Fabrics division within the upholstery fabrics segment.
(7) The percent of net sales column for income taxes is calculated as a % of loss before income taxes.